                                                                    EXHIBIT 10.2

                               AMTECH CORPORATION
                         1995 LONG-TERM INCENTIVE PLAN
                    (AMENDED AND RESTATED AS OF APRIL 1996)


Section 1.  PURPOSE
            -------

          The purpose of the Amtech Corporation 1995 Long-Term Incentive Plan (hereinafter called the "Plan") is to advance the interests of Amtech Corporation (hereinafter called the "Company") by strengthening the ability of the Company to attract, on its behalf and on behalf of its Subsidiaries (as hereinafter defined), and retain personnel of high caliber through encouraging a sense of proprietorship by means of stock ownership.


Section 2.  DEFINITIONS
            -----------

"Award" shall mean a grant or award under Section 6 through 9, inclusive, of the Plan, as evidenced in a written document delivered to a Participant as provided in Section 10(b).

"Board of Directors" shall mean the Board of Directors of the Company.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"Committee" shall mean a committee of the Board of Directors comprised of at least two directors. Members of the Committee shall be selected by the Board of Directors. To the extent necessary to comply with the requirements of Rule 16b-
3, the Committee shall consist of two or more Disinterested Directors.   Also,
if the requirements of (S)162(m) of the Code are intended to be met, the Committee shall consist of two or more "outside directors" within the meaning of
(S)162(m) of the Code.

"Common Stock" shall mean the Common Stock of the Company, par value $.01 per share.

"Date of Grant" shall mean the date on which an Award is made pursuant to this Plan.

"Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant's death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant's estate.

"Disinterested Director" shall mean a director who is not, during the one year prior to service as an administrator of the Plan, granted or awarded an option pursuant to the Plan or any other plan of the Company or any of its affiliates (except for grants or awards pursuant to Section 6(a) of the Plan or as may be permitted by Rule 16b-3 promulgated under the Exchange Act). Disinterested Directors shall fall within one of the following categories: (i) External Director; (ii) Internal Director/Chief Executive Officer; (iii) Internal Director/Vice President of Research and Development; and (iv) Internal Director/Other.

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"Effective Date" shall mean the first business day following the date of the
1995 annual meeting of the shareholders of the Company.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"External Director" shall mean a Director of the Company that is not an Internal Director.

"Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by the Nasdaq National Market, or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

"Incentive Stock Option" shall mean a stock option granted under Section 6 that is intended to meet the requirements of Section 422 of the Code (or any successor provision).

"Internal Director" shall mean a Director of the Company who is an employee of the Company or a Subsidiary.

"Nonqualified Stock Option" shall mean a stock option granted under Section 6 that is not intended to be an Incentive Stock Option.

"Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

"Optionee" shall mean the person to whom an option is granted under the Plan or who has obtained the right to exercise an option in accordance with the provisions of the Plan.

"Participant" shall mean an individual who is selected by the Committee to receive an Award under the Plan.

"Payment Value" shall mean the dollar amount assigned to a Performance Share which shall be equal to the Fair Market Value of the Common Stock on the day of the Committee's determination under Section 7(c) with respect to the applicable Performance Cycle.

"Performance Cycle" or "Cycle" shall mean the period of years selected by the Committee during which the performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

"Performance Goals" shall mean the objectives established by the Committee for a Performance Cycle, for the purpose of determining the extent to which Performance Shares that have been contingently awarded for such Cycle are earned.

"Performance Share" shall mean an award granted pursuant to Section 7 of the Plan expressed as a share of Common Stock.

"Plan Adoption Date" means the later of the date on which the Plan is adopted by the Board of Directors of the Company and by the shareholders of the Company in accordance with Rule 16b-3.

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"Qualifying External Director" shall mean an External Director who is not a person, an employee or affiliate of a person, or a designee to the Board of Directors of a person, that is required to file a statement under Section 13(d) or 13(g) of the Exchange Act or the rules, regulations, and interpretations of the Securities and Exchange Commission thereunder with respect to ownership of the Common Stock.

"Restricted Period" shall mean the period of years selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

"Restricted Stock" shall mean shares of Common Stock contingently granted to a Participant under Section 8 of the Plan.

"Rule 16b-3" shall mean Rule 16b-3 of the rules and regulations under the Exchange Act as it may be amended from time-to-time and any successor provision to Rule 16b-3 under the Exchange Act.

"Stock Unit Award" shall mean an award of Common Stock or units granted under
Section 9.

"Subsidiary" shall mean any now existing or hereafter organized or acquired corporation or other entity of which more than fifty percent (50%) of the issued and outstanding voting stock or other economic interest is owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company and, in addition, shall include Alcatel Amtech S.A. for so long as the Company directly or indirectly owns more than forty percent (40%) of that company's issued and outstanding stock and WaveLink Technologies, Inc. for so long as the Company directly or indirectly owns or holds then exercisable rights to acquire more than twenty percent (20%) of that company's issued and outstanding stock.

Section 3.  ADMINISTRATION
            --------------

The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to construe, interpret, and administer the terms and provisions of the Plan and the agreements thereunder. The determinations and interpretations made by the Committee are final and conclusive.

Section 4.  ELIGIBILITY
            -----------

All employees and non-employee consultants and advisors (other than members of the Committee), in each case, who, in the opinion of the Committee, in each case, have the capacity for contributing in a substantial measure to the successful performance of the Company are eligible to receive Awards under the Plan. In addition, External Directors are eligible to receive Awards of Options pursuant to Section 6(a)(4).

Section 5.  MAXIMUM AMOUNT AVAILABLE FOR AWARDS
            -----------------------------------

          (a) The maximum number of shares of Common Stock in respect of which Awards may be made under the Plan shall be a total of 1,000,000 shares of Common Stock. Of that amount, the maximum number of shares of Common Stock in respect of which Options may be granted under the Plan shall be 1,000,000 shares. In addition, no Participant may be granted Options for more than 400,000 shares of Common Stock in the aggregate during the term of the Plan. Shares of Common Stock may be made

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available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. In the event that (i) an Option is terminated unexercised as to any shares of Common Stock covered thereby, or (ii) any Award in respect of shares is cancelled or forfeited for any reason under the Plan without the delivery of shares of Common Stock, such shares shall thereafter be again available for award pursuant to the Plan.

          (b) In the event that the Committee shall determine that any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee shall adjust appropriately any or all of (1) the number and kind of shares which thereafter may be awarded or optioned and sold under the Plan, (2) the number and kind of shares subject of Awards, and (3) the grant, exercise or conversion price with respect to any of the foregoing and/or, if deemed appropriate, make provision for cash payment to a Participant or a person who has an outstanding Award; provided, however, that
                                                        --------  -------
the number of shares subject to any Option or other Award shall always be a whole number.

Section 6.  STOCK OPTIONS
            -------------

     (a)  Grant; Eligibility

          (1) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option.

          (2) The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonqualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with the Code and relevant
     regulations.   Incentive Stock Options to purchase Common Stock may be
     granted to such employees of the Company or its Subsidiaries (including any director who is also an employee of the Company or one of its Subsidiaries) as shall be determined by the Committee. Nonqualified Stock Options to purchase Common Stock may be granted to such Participants as shall be determined by the Committee. Neither the Company nor any of its Subsidiaries or any of their respective directors, officers or employees, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Option granted hereunder does not qualify for tax treatment as an Incentive Stock Option under the then applicable provisions of the Code.

          (3) On the date an Internal Director is first appointed, or reappointed, as a Committee member by the Board of Directors: (1) an Internal Director/Chief Executive Officer shall automatically be granted nonqualified options to purchase 18,750 shares of Common Stock, an Internal Director/Vice President of Research and Development shall automatically be granted nonqualified options to purchase 12,500 shares of Common Stock, and an Internal Director/Other shall automatically be granted nonqualified options to purchase 1,250 shares of Common Stock; provided that, such
                                                       -------- ----
     automatic option grants shall only be made if the Company has consolidated net income for the calendar year immediately preceding the date of the appointment. Subsequently appointed Internal Director Committee Members, if any, shall receive option grants based upon

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     the formula applicable to their Disinterested Director category if the duties and responsibilities of their category of position remain substantially the same as those for that position on the date of the adoption of this Plan. All options granted pursuant to this Subsection 6(a)(3) shall be fully vested at the date of grant. No option grants shall be made to an Internal Director under this Subsection in a calendar year when such Internal Director received an option grant under Section 4(b) of the Company's 1992 Stock Option Plan.

          (4) Subject to the provisions of this Subsection, on each date that a Qualifying External Director is re-elected to the Board of Directors, such Qualifying External Director shall be granted nonqualified options to purchase 2,500 shares of Common Stock. All options granted pursuant to this Subsection 6(a)(4) shall vest six months from the date of grant. No option grants shall be made to a Qualifying External Director under this Subsection in a calendar year when such Qualifying External Director received a 2,500 share option grant under Section 4(c) of the Company's 1992 Stock Option Plan or under Section 6 of the Company's 1996 Directors'
     Stock Option Plan.   No 2,500 share option grants shall be made under this
     Subsection (i) after December 21, 1998, to a Qualifying External Director that does not own at least 10,000 shares of the Common Stock, in the case of those directors serving on the Company's Board of Directors on December 14, 1995, or (ii) in the case of other Qualifying External Directors (i.e.,
                                                                           ----
     those not described in clause (i)), after the third anniversary of their appointment or election to the Company's Board of Directors if they do not own at least 10,000 shares of the Common Stock by such third anniversary.

          (5) To the extent necessary to comply with Rule 16b-3, Subsections 6(a)(3) and 6(a)(4) shall not be amended more than once every six months, other than to comport with changes in the Code or in the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

     (b) The Committee shall, in its discretion, establish the exercise price at the time each Option is granted, which in the case of Nonqualified Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, or in the case of grants of Incentive Stock Options, shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant or such greater amount as may be prescribed by the Code.

     (c)  Exercise

          (1) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable grant or thereafter; provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of ten years from the date of grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

          (2) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefore is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging shares of Common Stock owned by the Optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all

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     cash and cash equivalents and the Fair Market Value of any such Common
     Stock so tendered to the Company, valued as of the date of such tender, is at least equal to such option price.

          If the shares to be purchased are covered by an effective registration statement under the Securities Act of 1933, as amended, any Option may be exercised by a broker-dealer acting on behalf of an Optionee if (a) the broker-dealer has received from the Optionee instructions signed by the Optionee requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Optionee and specifying the account into which such shares should be deposited, (b) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (c) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220, or any successor provision.

          (3) The Company, in its sole discretion, may lend money to an Optionee, guarantee a loan to an Optionee or otherwise assist an Optionee to obtain the cash necessary to exercise all or any portion of an Option granted under the Plan.

          (4) The Company shall not be required to issue any fractional shares upon the exercise of any Options granted under this Plan. No Optionee nor an Optionee's legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until said option has been exercised and the purchase price of the shares in respect of which the option has been exercised has been paid. Unless otherwise provided in the agreement applicable thereto, an Option shall not be exercisable except by the Optionee or by a person who has obtained the Optionee's rights under the Option by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code.

          (5) Any Common Stock issued to a person subject to the provisions of
     Section 16(b) of the Exchange Act, as interpreted by the rules, regulations, and interpretations of the Securities and Exchange Commission thereunder, pursuant to the exercise of an Option granted under this Plan and intended to comply with the requirements of Rule 16b-3 shall not be transferred until at least 6 months have elapsed from the later of (i) the date of grant of such Option or (ii) the Plan Adoption Date to the date of disposition of the Common Stock underlying such option.

     (d) No Incentive Stock Options granted pursuant to this Section 6 shall be exercisable (a) more than five years (or such other period of time as from time-to-time provided in the-then applicable provisions of the Code governing Incentive Stock Options) after the Date of Grant with respect to an Optionee who owns 10-Percent or more of the outstanding Common Stock (within the meaning of the Code), and (b) more than ten years after the Date of Grant with respect to all other Optionees. No Nonqualified Stock Options shall be exercisable more than ten years after the Date of Grant.

Section 7.  PERFORMANCE SHARES
            ------------------

     (a) The Committee shall have sole and complete authority to determine the Employees who shall receive Performance Shares, the number of such shares for each Performance Cycle, the Performance Goals on which each Award shall be contingent, the duration of each Performance Cycle, and the value of each Performance Share. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other.

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     (b)  The Committee shall establish Performance Goals for each Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time-to-time select. During any Cycle, the Committee may adjust the Performance Goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

     (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares that have been earned on the basis of performance in relation to the established Performance Goals. Payment Values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee's determination above. The Committee shall determine whether Payment Values are to be distributed in the form of cash or shares of Common Stock.

     (d) In the sole and complete discretion of the Committee, an Award granted under this Section 7 may provide the Participant with dividends or dividend equivalents (payable on a current or deferred basis) and cash payments in lieu of or in addition to an Award.

Section 8.  RESTRICTED STOCK
            ----------------

     (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom shares of Restricted Stock shall be granted, the number of shares of Restricted Stock to be granted to each Participant, the duration of the Restricted Period during which, and the conditions under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such awards. The Restricted Period may be shortened, lengthened or waived by the Committee at any time in its discretion with respect to one or more Participants or Awards outstanding, subject to the provisions of any applicable agreement.

     (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company.
At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or the Participant's legal representative, except to the extent such Restricted Stock have been forfeited to the Company under the terms and conditions of the Award. Payment, if any, for Restricted Stock Units shall be made to the Company in cash or shares of Common Stock, as determined at the sole discretion of the Committee.

     (c) In the sole and complete discretion of the Committee, an Award granted under this Section 8 may provide the Participant with dividends or dividend equivalents (payable on a current or deferred basis) and cash payments in lieu of or in addition to an Award.

Section 9.   OTHER STOCK BASED AWARDS
             ------------------------

     (a) In addition to granting Options, Performance Shares, and Restricted Stock, the Committee shall have sole and complete authority to grant to Participants Stock Unit Awards that can be in the form of Common Stock or units (including restricted stock units), the value of which is based, in whole or in
part, on the value of Common Stock.   Subject to the provisions of the Plan,
including Section 10(b) below, Stock Unit Awards shall be subject to such terms, restrictions, conditions, vesting requirements

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and payment rules (all of which are sometimes hereinafter collectively referred to as "rules") as the Committee may determine in its sole and complete discretion at the time of grant. The rules need not be identical for each Stock Unit Award.

     (b)  A Stock Unit Award may be granted subject to the following rules:

          (1) Any shares of Common Stock that are part of a Stock Unit Award may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of grant of the Stock Unit Award.

          (2) Stock Unit Awards may provide for the payment of cash consideration by the person to whom such Award is granted or provide that the Award, and any Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration, provided that for any Common Stock to be purchased in connection with a Stock Unit Award the purchase price shall be at least 50% of the Fair Market Value of such Common Stock on the date such Award is granted.

          (3) Stock Unit Awards may relate in whole or in part to certain performance criteria established by the Committee at the time of grant.

          (4) Stock Unit Awards may provide for deferred payment schedules and/or vesting over a specified period of employment.

          (5) In such circumstances as the Committee may deem advisable, the Committee may waive or otherwise remove, in whole or in part, any restriction or limitation to which a Stock Unit Award was made subject at the time of grant.

     (c) In the sole and complete discretion of the Committee, an Award pursuant to this Section 9 may provide the Participant with dividends or dividend equivalents (payable on a current or deferred basis) and cash payments in lieu of or in addition to an Award.

Section 10.  GENERAL PROVISIONS
             ------------------

     (a) The Company and its Subsidiaries shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Awards under the Plan.
In the case of payments of Awards in the form of Common Stock, the Employer may require the Participant to pay to the Employer the amount of any taxes required to be withheld with respect to such Common Stock. However, if permitted by the Committee or under the terms of the applicable agreement, the Participant may pay all or any portion of the taxes required to be withheld by the Employer or paid by the Participant with respect to such Common Stock by electing to have the Employer withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a Fair Market Value equal to the amount required to be withheld or paid. The Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). Any such election is irrevocable and subject to disapproval by the Committee. If the Participant is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act, then the applicable agreement shall not provide the Participant an election, or, if it does, any such election shall be subject to the restrictions imposed by Rule 16b-3.

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

     (b) Each Award hereunder shall be evidenced in writing, delivered to the Participant, and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement, disability or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Company.

     (c) Unless otherwise provided in the agreement applicable thereto, no Award shall be assignable or transferable except by will or under the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined in the Code, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant.

     (d) No person shall have any claim or right to be granted an Award. Further, the Company and its Subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award. Neither the Plan nor any Award granted hereunder is intended to confer upon any Participant any rights with respect to continuance of employment or other utilization of his or her services by the Company or by a Subsidiary, nor to interfere in any way with his or her right or that of his or her employer to terminate his or her employment or other services at any time (subject to the terms of any applicable contract). The conditions to apply to the exercise of an Award in the event an Participant ceases to be employed by the Company or a Subsidiary for any reason shall be determined by the Committee, and such conditions shall be specified in the written agreement evidencing the award.

     (e) Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each grant of Restricted Stock or Stock Unit Award hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock or Stock Unit Award.

     (f) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Texas (without giving effect to its conflicts of laws rules) and, to the extent applicable, federal law.

     (g) Subject to the approval of the stockholders of the Company, the Plan shall be effective on April 21, 1995. No options or Awards may be granted under the Plan after April 20, 2005; however, all previous Awards made that have not expired under their original terms or will not then expire at the time the Plan expires will remain outstanding.

     (h)   Restrictions on Issuance of Shares
           ----------------------------------

            (1) The Company shall not be obligated to sell or issue any Shares upon the exercise or maturation of any Award granted under the Plan unless:
     (i) the shares pertaining to such Award have been registered under applicable federal and state securities laws or are exempt from such registration; (ii) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and (iii) in the event the Common Stock has been listed on any exchange, the shares pertaining to such Award have been duly listed on such exchange in accordance with the procedure specified therefor. The Company shall be under no obligation to effect or obtain any listing, registration, qualification, consent or approval with respect to shares pertaining to any Award granted under the Plan. If the shares to be issued upon the exercise or maturation of any Award granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal and state securities laws, the recipient of the Award, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.

          (2) The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock pertaining to any Award granted under the Plan upon any securities exchange or under any federal or state law or the effecting or obtaining of any consent or approval of any governmental body.

     (i) The Board of Directors or Committee may impose such other restrictions on the ownership and transfer of shares issued pursuant to this Plan as it deems desirable; any such restrictions shall be set forth in any agreement referenced in Section 10(b).

     (j) Except as provided in Section 6(a)(5) of the Plan, the Board of Directors may amend, abandon, suspend or terminate the Plan or any portion thereof at any time in such respects as it may deem advisable in its sole discretion, provided that no amendment shall be made without stockholder approval if such stockholder approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief under Section 16(b) of the Act.

     (k) In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control,
(iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

     AMENDED AND RESTATED as of April 25, 1996.


                                    AMTECH CORPORATION


                                    By:  /s/ Ronald A. Woessner
                                       --------------------------------------

                                    Its:  Vice President
                                        -------------------------------------

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